UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2017

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Firstfield Road, Suite 200 Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

The information disclosed below in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

As disclosed in Item 5.07 below, on October 13, 2017, Altimmune, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the Company’s stockholders approved, as previously approved by the Company’s board of directors (the “Board”) on July 28, 2017 and subject to approval by the Company’s stockholders, the following amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”):

•	to include a provision pursuant to which the Company will be governed by Section 203 of the General Corporation Law of the State of Delaware (the “DGCL”);

•	to include a provision to eliminate the ability of stockholders to act by written consent;

•	to include a provision to permit the Board to fill vacancies on the Board of Directors; and

•	to include a provision to give the Board the flexibility to determine on a case-by-case basis as to whether indemnification should be provided by the Company (other than with respect to officers and directors)

A more complete description of each of the foregoing amendments to the Certificate of Incorporation is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 1, 2017 (the “Proxy Statement”).

Additionally, at the 2017 Annual Meeting, the Company’s stockholders approved, as previously approved by the Company’s board of directors (the “Board”) on July 28, 2017 and subject to approval by the Company’s stockholders, the amendment and restatement of the Certificate of Incorporation, which integrates the approved amendments to the Certificate of Incorporation set forth above and makes certain other non-material changes (the “Amended and Restated Certificate of Incorporation”). A more complete description of each amendment of the Amended and Restated Certificate of Incorporation is set forth in the Proxy Statement. The Amended and Restated Certificate of Incorporation of the Company became effective upon its filing with the Secretary of State of the State of Delaware on October 17, 2017. The foregoing description included in this Form 8-K is qualified in its entirety by the full text of the Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Bylaws

On October 13, 2017 the Board adopted and approved, effective immediately, amendments to amend and restate the bylaws of the Company (the “Bylaws”). The amendments to the Bylaws simplify the notice requirements in Section 1.4 of the Bylaws for annual or special meetings of the stockholders that have been postponed; revise Section 2.2 of the Bylaws to reduce the requirement for removal of directors by the stockholders from 75% to a majority of the outstanding shares of our capital stock entitled to vote for directors; update Section 5.1 to reflect recent changes to the Delaware General Corporation Law with respect to stock certificates; and make certain other typographical changes.

The foregoing description included in this Form 8-K is qualified in its entirety by the full text of the Bylaws as amended, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting was held on October 13, 2017. A total of 13,149,360 shares of common stock were present or represented by proxy at the 2017 Annual Meeting, representing 84.3% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal No. 1: Election of Directors. The results were as follows:

Director	For	Withhold	Broker Non-Votes
William J. Enright	9,681,755	175,043	3,292,562
David J. Drutz, M.D.	9,689,475	167,323	3,292,562
John M. Gill	9,721,304	135,494	3,292,562

Philip L. Hodges	9,663,391	193,407	3,292,562
Mitchel B. Sayare, Ph.D.	9,693,772	163,026	3,292,562
Klaus O. Schafer, M.D., MPH	9,680,055	176,743	3,292,562
Derace L. Schaffer, M.D.	9,705,435	151,363	3,292,562

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The results were as follows:

For	Against	Abstain
13,099,774	36,231	13,355

Proposal No. 3: Advisory vote on the Compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the SEC’s compensation rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
9,617,023	103,460	136,315	3,292,562

Proposal No. 4: Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results are below. One year received the greatest number of votes. Based on these results, and consistent with the Board’s recommendation, the Board has determined that the Company will hold an advisory vote on executive compensation on an annual basis until the next stockholder advisory vote on the frequency of the advisory vote on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,548,890	37,739	139,255	130,914	3,292,562

Proposal No. 5: Vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to include a provision pursuant to which the Company will be governed by Section 203 of the DGCL. The results were as follows:

For	Against	Abstain	Broker Non-Votes
8,451,516	1,380,447	24,835	3,292,562

Proposal No. 6: Vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to include a provision to eliminate the ability of stockholders to act by written consent. The results were as follows:

For	Against	Abstain	Broker Non-Votes
7,871,455	1,965,167	20,176	3,292,562

Proposal No. 7: Vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to include a provision to permit the Board to fill vacancies on the Board of Directors. The results were as follows:

For	Against	Abstain	Broker Non-Votes
8,740,458	1,104,188	12,152	3,292,562

Proposal No. 8: Vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to include a provision to give the Board the flexibility to determine on a case-by-case basis as to whether indemnification should be provided by the Company (other than with respect to officers and directors). The results were as follows:

For	Against	Abstain	Broker Non-Votes
9,657,630	176,128	23,040	3,292,562

Proposal No. 9: Vote to approve the amendment and restatement of our Amended and Restated Certificate of Incorporation. The results were as follows:

For	Against	Abstain	Broker Non-Votes
8,730,051	1,108,683	18,064	3,292,562

Proposal No. 10: Vote, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), to approve the issuance of shares of the Company’s Common Stock underlying the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share, and related Warrants issued by the Company pursuant to the terms of the Securities Purchase Agreement, dated August 16, 2017, between the Company and the investors named therein. The results were as follows:

For	Against	Abstain	Broker Non-Votes
9,739,871	108,903	8,024	3,292,562

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index
Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Altimmune, Inc. as filed with the Secretary of State of the State of Delaware on October 17, 2017

3.2	Amended and Restated Bylaws of Altimmune, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ William Enright
Name: William Enright
Title: President and Chief Executive Officer

Dated October 18, 2017